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                                                                                                 Jurisdiction of
    Name of Subsidiary                                                                            Incorporation
    ------------------                                                                            -------------


    ADP Atlantic, Inc.                                                                              Delaware
    ADP Broker-Dealer, Inc.                                                                        New Jersey
    ADP Central, Inc.                                                                               Delaware
    ADP Claims Solutions Group, Inc.                                                                Delaware
    ADP Credit Corp.                                                                                Delaware
    ADP Dealer Services Ltd.                                                                    Canada (Federal)
    ADP Dealer Services Italia SpA                                                                    Italy
    ADP Deutschland Autonom Computer AG                                                              Germany
    ADP do Brasil Representacoes Ltda.                                                               Brazil
    ADP East, Inc.                                                                                  Delaware
    ADP Europe S.A.                                                                                  France
    ADP Financial Information Services, Inc.                                                        Delaware
    ADP Hollander, Inc.                                                                             Delaware
    ADP, Inc.                                                                                       Delaware
    ADP Insurance Company, Ltd.                                                                     Delaware
    ADP Integrated Medical Solutions, Inc.                                                          Delaware
    ADP Nederland B.V.                                                                           The Netherlands
    ADP Network Services International, Inc.                                                        Delaware
    ADP of North America, Inc.                                                                      Delaware
    ADP of Roseland, Inc.                                                                           Delaware
    ADP Pacific, Inc.                                                                               Delaware
    ADP Savings Association                                                                       Pennsylvania
    ADP Systems Empresa de Computacao Ltda.                                                          Brazil
    ADP Tax Services, Inc.                                                                          Delaware
    ADP Taylorix Gmbh                                                                                Germany
    Audatex Holding Gmbh                                                                           Switzerland
    Audatex Deutchland Datenverarbeitungs Gmbh                                                       Germany
    Automatic Data Processing Limited                                                            United Kingdom
    Canadian Automatic Data Processing Services Ltd.                                            Canada (Federal)
    Health Benefits America                                                                           Utah
    Securities Industry Software Corporation                                                        Colorado
    Wilco International Limited                                                                  United Kingdom
    The Vincam Group, Inc.                                                                           Florida
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    In accordance with Item 601(b)(21) of Regulation S-K, the Registrant has omitted the names of particular subsidiaries because the unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not have constituted a significant subsidiary as of June 30, 1999.